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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)        August 15, 2001
                                                 ------------------------------

                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

                  0-25565                                86-0879433
      ------------------------------          ---------------------------------
         (Commission File Number)             (IRS Employee Identification No.)


      400 E. Van Buren, Fourth Floor
             Phoenix, Arizona                                  85004
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 602-716-0100

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On August 15, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that (a) the Registrant (i) filed amendments to its 2000 quarterly reports on Form 10-Q and a Form 8-K following the resolution of certain comments received from the SEC related to the accounting treatment and valuation of certain non-cash items in the 1999 audited financial statements and the 2000 unaudited financial statements, (ii) filed an amendment to its 1999 annual report on Form 10-K in May, 2001 in response to these comments, (iii) intends to file its 2000 Form 10-K and its first and second quarter 2001 Form 10-Q's shortly, and (b) none of the amendments affected the cash and investment balances reported for 1999 or 2000.

ITEM 7. EXHIBITS.

              99.1    Press Release dated August 15, 2001.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    quepasa.com, inc.
                                -----------------------------------------------
                                                       (Registrant)

  Date: August  16, 2001        By:     /s/ Robert J. Taylor
                                        ---------------------------------------
                                        Robert J. Taylor
                                        Chief Financial Officer